UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2003

KeyCorp

(Exact name of registrant as specified in its charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Item 9. Regulation FD Disclosure

On September 10, 2003, Henry L. Meyer III, Chairman and Chief Executive Officer, and Jeffrey B. Weeden, Chief Financial Officer, presented at the Lehman Brothers Financial Services Conference. The presentation addressed the Registrant’s corporate strategy. While not the focus of the presentation, the Registrant also provided updated earnings guidance at the Conference. The slide presentation reviewed by the Registrant in the Conference follows as Annex A to this Item 9. In his spoken remarks at the Conference, Mr. Weeden reported that, as a result of higher levels of prepayments in certain investment and loan portfolios and weak loan demand, management expects: (i) the Registrant’s net interest margin to decline to approximately 3.70% for the second half of 2003 and (ii) the Registrant’s earnings per share to be approximately $2.10 for the full fiscal year 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP (Registrant)

Date: September 11, 2003	/s/ Daniel R. Stolzer By: Daniel R. Stolzer Vice President

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The presentation and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated third quarter and full-year 2003 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward- looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements. 1

2

Reshaping Key: A Different Company

Focused on product →	Focused on deepening relationships
Higher credit risk tolerance →	Re-established conservative credit culture
Unfocused expense culture →	PEG expense culture
Inconsistent financial measures →	Economic Profit Added (EPA)


2001
2002
2003
Exit Auto Lease Est. Runoff Portfolio
Henry Meyer Elected Chairman
Built Loan Loss Reserve
Hired Tom Bunn Corporate Banking
Completed PEG $250 mill. savings
Conning Acquisition
Hired New CFO Jeff Weeden
Union Bankshares Acquisition
Integrated Investment & Commercial Banking
T.D. Leasing Portfolio Acquisition
NewBridge Acquisition

Strategic Priorities Profitably grow revenue Focus on relationship businesses Increase deposits Improve cross-sell Improve credit quality Maintain expense discipline Improve shareholder value (EPA) 3

Net Income by Line of Business Consumer Banking 0.48 Corporate & Investment Banking 0.45 Investment Management Services 0.07 Corporate & Investment Banking 45% Consumer Banking 48% Investment Management Services Net Income - 2Q03 Retail Banking Small Business Consumer Finance Corporate Banking KeyBank Real Estate Capital Key Equipment Finance 7% 4

1997 Key Community 0.48 Other 0.52 Deposit growth Increase cross-sell New client acquisition Adding new KeyCenters and RMs Consumer Finance: reposition and improve cross-sell Business Banking: focus on business development Business Initiatives Consumer Banking Business Scale 903 KeyCenters - 2,200 ATMs On-line Clients: 666,000 (35% Penetration) Small Business: 10th largest in loan balances Retail Banking Small Business Consumer Finance 5

Progress on Revenue Initiatives Consumer Banking New DDA accounts opened up 34% YTD Small Business deposit balances up 18%YTD Hired 140 new RMs (60 Small Business / 80 Retail) Opening 15 KeyCenters in 2003 / 15-20 in 2004 Appointed Retail national sales manager 6

Retail Services per Household Retail - Focus on Cross-sell 1999 2000 2001 2002 1Q03 2Q03 East 2.59 2.64 2.81 2.86 2.92 2.97 2.59 2.63 2.81 2.86 2.94 2.97 7

Revenue Growth Align commercial & investment banking "Lead with Leasing" Deposit Growth Cross-sell loans and deposits Focus on client specific segments Improve asset quality Maximize Key-led transactions # 5 Equipment Leasing # 5 Commercial Real Estate Lender Corporate & Investment Banking Business Initiatives Business Scale 1997 Finance 0.45 Other 0.55 Corporate Banking KeyBank R/E Capital Key Equipment Finance 8

Progress on Revenue Initiatives Corporate and Investment Banking Key represented OfficeMax in sale to Boise Cascade "Lead with Leasing" campaign generated $700 million in new business opportunities YTD Reduced credit-only clients since 12/01 Acquired TD Lease Portfolio: $382 million 9

Commercial Portfolio - Utilization Rate * Excludes Real Estate, Leasing and Commercial Run-off portfolios 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Outstanding 0.473 0.459 0.465 0.461 0.459 0.443 0.44 0.42 0.425 0.452 0.44 0.411 0.388 0.402 10

Investment Management Services Business Scale Managed & Non-Managed Assets: $125 Bill. Business Initiatives Victory Capital Leverage external distribution Continue to penetrate the franchise Fill out product menu - NewBridge MFG Rationalize cost structure Align teams around high net worth clients 1997 Capital Partners 0.07 Other 0.93 Victory Capital Mgmt McDonald Financial Group (MFG) 11

Progress on Revenue Initiatives Investment Management Services Acquired NewBridge in 7/03: $1.8 billion AUM AUM grew by $2.5 billion in 2Q03 Appointed national sales leader for Victory Licensed 178 RMs to sell investment products 12

Financial Review

Financial Objectives Increase shareholder returns Long Term Targets ROE: 16 - 18% EPS Growth: 7 - 8% Continue expense discipline Improve asset quality Maintain strong capital position 14

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 15

Exit Portfolios Commercial $1.4 $1.3 $1.1 $1.0 $0.8 $0.7 $0.6 $0.5 $ 0.4 (109)% Auto 3.9 3.5 3.0 2.5 2.0 1.7 1.4 1.1 0.9 (86) Commercial 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 -- Consumer 23.3 23.3 22.0 22.9 24.0 24.6 24.3 24.7 25.2 10% 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.6 0.4 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 Average Loans in billions % change * 2Q03 vs. 1Q03 * Annualized 16

in billions Average Core Deposit Growth 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 dda 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 Now/MMDA $12.9 $13.1 $13.0 $13.4 $13.2 $13.3 $15.1 $16.8 $17.7 24% Savings 2.0 1.9 1.9 1.9 2.0 2.0 2.0 2.0 2.1 8 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 (12) DDA 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 11 TOTAL $37.6 $37.0 $37.4 $37.3 $37.0 $37.2 $39.2 $40.4 $41.3 9% * Annualized % change * 2Q03 vs. 1Q03 17

Net Charge-Offs to Average Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0084 0.0042 0.0063 0.0064 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006 18

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147 19

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081 20

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0653 0.0656 21

Strong Dividend Record ..56 ..64 ..72 ..76 ..84 ..94 1.04 1.12 1.20 1.18 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003T 1.22 22

Thinking Like An Owner Total insider ownership: 7% 77% of employees own Key shares 69% of employees have stock options Stock ownership guidelines CEO: 6 x salary CEO direct reports: 4 x salary Executive Council: 2 x salary 23

Summary New management team focused on improving performance: Profitably grow revenue Focus on relationship businesses Increase deposits Improve asset quality Manage expenses Alignment of management and shareholder interests Strong dividend record 24

Appendix

Retail Banking Markets 903 KeyCenters 2,200 ATMs 1-800-KEY-2-YOU Key.com 12 State Footprint 2.2 Million Clients 6,100+ Employees $1.3+ Billion Revenues A-1

Money Market 18.3 19.7 21.8 22.2 23.3 21.3 20.0 19.5 20.7 19.3 18.3 19.1 19.3 Fixed Income 14.3 13.1 13.2 13.0 13.7 15.3 15.7 17.3 17.5 16.3 16.1 16.3 17.1 Equity 37.9 39.6 37.7 35.5 36.6 32.8 35.6 36.1 32.4 26.8 27.2 25.4 26.9 12/31/1998 12/1/1999 12/1/2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Equity 37.867 39.567 37.746 35.5 36.6 32.8 35.6 36.1 32.4 26.8 27.2 25.4 26.9 Fixed Income 14.269 13.136 13.237 13 13.7 15.3 15.7 17.3 17.5 16.3 16.1 16.3 17.1 Money Market 18.345 19.691 21.782 22.2 23.3 21.3 20 19.5 20.7 19.3 18.3 19.1 19.3 Total 70.481 72.394 72.765 70.7 73.6 69.4 71.2 72.9 70.7 62.5 61.7 60.8 63.3 Assets Under Management $ in billions A-2

Commercial Portfolio - Geography Great Lakes 0.43 Rocky Mountain 0.11 Northwest 0.28 Northeast 0.19 Northeast 19% Rocky Mountain 11% Northwest 28% Great Lakes 42% A-3

2003 Outlook Challenging revenue environment Net interest margin pressure Flat to very modest loan growth Improving climate for fee-based businesses Continued focus on expenses Asset Quality - stable to improving A-4